                                                                         497(e)
                 ----------------------------------------------

                                   PROSPECTUS
                                  JULY 9, 2001
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                               (Class B Shares)

                        Capital Appreciation Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................      7

MORE INFORMATION ABOUT THE PORTFOLIO........................      8

  Investment Selection......................................      8

  Investment Strategies.....................................      8

GLOSSARY....................................................     10

  Investment Terminology....................................     10

  Risk Terminology..........................................     12

MANAGEMENT..................................................     13

  Information about the Investment Adviser..................     13

  Information about the Subadviser..........................     13

  Portfolio Management......................................     13

  Custodian, Transfer and Dividend Paying Agent.............     13

FINANCIAL HIGHLIGHTS........................................     14

FOR MORE INFORMATION........................................     15

                         Q&A




       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.




       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.


--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------
The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about the Trust's Capital Appreciation Portfolio (the Portfolio) and its investment goal and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolio," beginning on page 8, and the glossary that follows on page 10.
Q:  WHAT ARE THE PORTFOLIO'S INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock picking approach. The Portfolio's investments may be concentrated. The investment goal may not be changed without shareholder vote.

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?

A: The following section describes the principal risks of the Portfolio, while the chart on page 9 describes various additional risks.

    Risks of Investing in Equity Securities

    The Portfolio invests primarily in equities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile. In addition, individual stocks selected for the Portfolio may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing Internationally

    The Portfolio may invest in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies.

    Additional Principal Risks

    Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

Q:  HOW HAS THE PORTFOLIO PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and comparing the Portfolio's average annual returns to those of an appropriate market index. Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the following Risk/Returns Bar Charts and Tables are for Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

                                                                    CAPITAL APPRECIATION PORTFOLIO
                                                                    ------------------------------
1991                                                                             56.14%
1992                                                                             25.94%
1993                                                                             21.07%
1994                                                                             -3.80%
1995                                                                             34.57%
1996                                                                             25.14%
1997                                                                             25.43%
1998                                                                             22.20%
1999                                                                             67.58%
2000                                                                             -7.47%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -16.88% (quarter ended 3/31/98).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                 PAST ONE   PAST FIVE   PAST TEN      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                    YEAR       YEARS      YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class A*                 -7.47%      24.36%     24.80%       17.94%
------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                   -3.02%      10.31%     15.53%        9.84%
------------------------------------------------------------------------------------------------------
 Lipper VA-UF Capital Appreciation Category(3)           -8.86%      16.52%     17.95%       13.75%
------------------------------------------------------------------------------------------------------
 Custom Index(4)                                         -6.25%      13.88%     15.95%         N/A
------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

1 Inception date for the Portfolio is March 23, 1987. Except for the Custom Index, the since inception returns for the comparative indices are as of the inception date month end.

2 Russell 2000 Index is an unmanaged, weighted index of the 2,000 smallest companies within the Russell 3000 Index (the largest 3000 publicly traded United States companies based on total market capitalization).

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Capital Appreciation Category includes funds that aim at maximum capital appreciation.

4 Custom Index consists of 45% S&P 500(R), 45% Russell 2000 Index (as described above in footnote 2) and 10% Morgan Stanley Capital International (MSCI) All Country (AC) World Free (Ex-U.S.) Index.

 The MSCI AC World Free (Ex-U.S.) Index includes performance of 1,794 securities listed in 48 countries, which includes the countries contained in the MSCI EAFE Index, as well as North American countries (excluding the U.S.) and other emerging markets worldwide. The index covers approximately the top 60% of market capitalization for each of the countries included within the index. The MSCI EAFE Index consists of foreign companies located in developed markets of 20 different countries in Europe, Australia, Asia and the Far East. The Portfolio believes that the Custom Index may be more representative of the market sectors or types of securities in which the Portfolio invests pursuant to its stated investment strategies than either of the individual benchmark indices, in that it includes a foreign equity securities component. The weightings of the components of the Custom Index are intended to approximate the allocation of the Portfolio's assets, but at any given time may not be indicative of the actual allocation of Portfolio assets among market sectors or types of investments.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York; and variable annuity contracts issued by Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company (collectively, the Life Companies). All shares of the Trust are owned by "Separate Accounts" of the Life Companies. So if you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the Life Companies. Class B shares of the Portfolio, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class A shares are offered through a separate prospectus.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. The Portfolio may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and whether the Portfolio is available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York are under common control with, and therefore are affiliated with the Trust's investment adviser and manager, SunAmerica Asset Management Corp. (SAAMCo). Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company are not affiliated with SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE FEES

Class B shares of the Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class B shares. The service fees will be used to compensate the Life Companies for costs associated with the servicing of Class B shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolio's Class B shares. Because these service fees are paid out of the Portfolio's Class B assets on an ongoing basis, over time these fees will increase the cost of your investment and affect your return and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each class of shares of the Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of shares of such class outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets of the Portfolio are valued at "fair value" following procedures approved by the Trustees.

Because Class B shares are subject to service fees, while Class A shares are not, the net asset value per share of the Class B shares will generally be lower than the net asset value per share of the Class A shares of the Portfolio.

The Portfolio may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio's shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio for NAV, without any sales or other charges. However, as discussed above, Class B shares are subject to service fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the same class on which they were paid.

The per share dividends on Class B shares will generally be lower than the per share dividends on Class A shares as a result of the fact that Class B shares are subject to service fees, while Class A shares are not.

TAXABILITY OF THE PORTFOLIO The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                      MORE INFORMATION ABOUT THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT SELECTION

The Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. The Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

The Portfolio has its own investment goal and principal investment strategy for pursuing it as described on page 3. The chart provided below summarizes information about the Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the chart and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the variable contracts.

---------------------------------------------------------------------------------------------------------------------
     What are the Portfolio's principal investments?          - Equity securities:
                                                              - large-cap stocks
                                                              - mid-cap stocks
                                                              - small-cap stocks
---------------------------------------------------------------------------------------------------------------------
     In what other types of investments may the Portfolio     - Equity securities:
     significantly invest?                                      - foreign equity securities including ADRs, EDRs or
                                                                GDRs (up to 25%)
---------------------------------------------------------------------------------------------------------------------
     What other types of investments may the Portfolio use    - Currency transactions
     as part of efficient portfolio management or to enhance  - Borrowing for temporary or emergency purposes (up to
     return?                                                    10%)
                                                              - Illiquid securities (up to 10%)
                                                              - Forward commitments
                                                              - When-issued/delayed delivery transactions
                                                              - Defensive investments
                                                              - Special situations
                                                              - Options and futures
                                                              - Rights and warrants
                                                              - Convertible securities
---------------------------------------------------------------------------------------------------------------------
     What risks normally affect the Portfolio?                - Market volatility
                                                              - Securities selection
                                                              - Growth stocks
                                                              - Small companies
                                                              - Active trading
                                                              - Hedging
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities in limited circumstances, including to meet redemptions. Borrowing will cost the Portfolio interest expense and other fees. Borrowing may exaggerate changes in the Portfolio's net asset value and the cost may reduce the Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. The Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as Standard & Poor's (S&P), the Frank Russell Company (Russell), Morningstar, Inc. (Morningstar) or Lipper, Inc. (Lipper).

     - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.5 billion to $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar or Lipper.

     - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.5 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, or Lipper.

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio. In addition, because the Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Portfolio's portfolio turnover rate for each of the last five fiscal years.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which the Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL COMPANIES: Companies with smaller market capitalizations (particularly under $1.5 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER

SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc. For the fiscal year ended December 31, 2000, the Portfolio paid SAAMCo a fee equal to 0.65% of the Portfolio's average daily net assets.

The shareholders of the Portfolio approved an increase in the subadvisory fee rate payable to Wellington Management Company, LLP by SAAMCo and a corresponding increase in the advisory fee rate payable to SAAMCo by the Portfolio. Had the new fee rates, which went into effect on August 1, 2000, been in effect for the entire fiscal year ended December 31, 2000, the Portfolio would have paid SAAMCo an advisory fee rate of 0.70% of the Portfolio's average daily net assets.

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) acts as Subadviser to the Portfolio pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees out of advisory fees that it receives from the Portfolio.

Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

PORTFOLIO MANAGEMENT

The primary investment managers for the Portfolio are Robert D. Rands and Steven
C. Angeli, both of whom are senior vice presidents of SAAMCo. Mr. Rands has served as the portfolio manager for the Portfolio since its inception in 1987. He joined Wellington Management in 1978 as a special situations analyst and became a portfolio manager in 1983. Mr. Angeli has served as the assistant portfolio manager for the Portfolio since 1998. He joined Wellington Management as research analyst in 1994, after receiving his MBA from Darden Graduate School of Business Administration at the University of Virginia.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for Class A shares of the Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio Class A share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class A share of the Portfolio (assuming reinvestment of all dividends and distributions). Because Class B shares are new, and financial highlights information for Class B shares is not yet available, the financial highlights information shown below is for Class A shares. Class B shares would have had substantially similar total returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The total returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                       NET                     DIVIDENDS   DIVIDENDS
                                     REALIZED       TOTAL      DECLARED    FROM NET                             NET
            NET ASSET     NET      & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET               ASSETS     RATIO OF
              VALUE     INVEST-    GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE                 END OF     EXPENSES
 PERIOD     BEGINNING     MENT          ON           MENT        MENT       INVEST-     END OF      TOTAL      PERIOD    TO AVERAGE
  ENDED     OF PERIOD   INCOME*    INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN**   (000'S)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
 12/31/96     23.22       0.06          5.73          5.79       (0.06)      (0.95)      28.00       25.1      567,672      0.8
 12/31/97     28.00       0.02          7.05          7.07       (0.05)      (2.81)      32.21       25.4      814,311      0.7
 12/31/98     32.21       0.04          6.24          6.28       (0.02)      (2.88)      35.59       22.2     1,100,646     0.7
 12/31/99     35.59       0.08         23.40         23.48       (0.03)      (2.02)      57.02       67.6     1,986,888     0.7
 12/31/00     57.02       0.11         (3.39)        (3.28)      (0.05)      (6.25)      47.44       (7.5)    1,954,892     0.7


           RATIO OF NET
            INVESTMENT
              INCOME      PORTFOLIO
 PERIOD     TO AVERAGE    TURNOVER
  ENDED     NET ASSETS      RATE
 12/31/96      0.2           69.2
 12/31/97      0.1           60.1
 12/31/98      0.1           59.6
 12/31/99      0.2           63.7
 12/31/00      0.2           84.2

---------------

* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding).
** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolio and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolio's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836
                                        15